OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Supplement dated October 18, 2010
to the Statement of Additional Information dated June 30, 2010

This supplement amends the Statement of Additional Information of Oppenheimer Small- & Mid-Cap Fund (the “Fund”) dated June 30, 2010. The SAI is revised as follows:

The paragraph titled “Investments in Equity Securities,” on page 3, is replaced with the following:

Investments in Equity Securities. The Fund emphasizes investments in equity securities of small- & mid-cap companies. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in small- & mid-cap companies that fall within the market capitalization size and range described in the prospectus. Securities of smaller-sized issuers generally may be subject to greater price volatility than securities of larger companies. If the Fund focuses on investments in smaller-sized companies, the Fund's share prices may fluctuate more than those of funds focusing on larger issuers.

October 18, 2010                                                                                                                                           PX0721.008